                                                                   EXHIBIT 10(r)

                               AMENDMENT NO. 1 TO
                      20TH CENTURY INDUSTRIES PENSION PLAN

          The 20th Century Industries Pension Plan hereby is amended as follows:

          1.   Section 2.11 is amended to read in its entirety as follows:

               2.11 EFFECTIVE DATE. "Effective Date" shall mean the original effective date of this Plan, which is January 1, 1988.

This amendment is effective as of January 1, 1989.

          2.   Section 5.1 is amended to read in its entirety as follows:

               5.1 NORMAL RETIREMENT BENEFIT. Upon retirement at his/her Normal Retirement Age, a Participant shall be entitled to receive an annual pension which, when expressed as a single life annuity commencing at the Participant's Normal Retirement Age, is equal to the sum of Paragraphs (a), (b) and (c) as follows:

                     (a) One and one-fourth percent (1-1/4%) of his/her "1987 Adjusted Compensation" not in excess of $30,000 and one and three-fourths percent (1-3/4%) of his/her "1987 Adjusted Compensation" in excess of $30,000, multiplied by the number of full or partial calendar years beginning on the Participant's Employment Commencement Date and ending on January 1, 1988. "1987 Adjusted Compensation" shall mean the Compensation received by the Participant in 1987 except that, solely for purposes of this
               Section 5.1(a), "bonus" shall mean the average bonus received by the Participant for the calendar years 1985, 1986 and 1987.

                     (b) For the Period of Service commencing on January 1, 1988 and ending on December 31, 1988, each Participant shall be entitled to receive one and one-fourth percent (1-1/4%) of his/her Compensation for such period not in excess of $30,000 and one and three-fourths percent (1-3/4%) of his/her Compensation for such period in excess of $30,000.

                     (c) For each calendar year or portion thereof commencing on or after January 1, 1989 and included in a Participant's Period of Service, such Participant shall accrue a benefit under this Section 5.1(c), determined as follows:

                          (i) For each such calendar year, such Participant shall earn an increment of benefit equal to the sum of

                                   (A)  one and one-fourth percent (1-1/4%) of
                                his/her Compensation for such period to the extent that such Compensation does not exceed the "Break Point" plus

                                   (B)  for each such calendar year up to
                                thirty-five (35) one and seven-tenths percent (1-7/10%) of his/her Compensation for such period in excess of the "Break Point," and

                                   (C) for each such calendar year in excess of thirty-five (35), one and one-fourth percent (1-1/4%) of his/her Compensation for such period to the extent that such Compensation exceeds the "Break Point.".

                          (ii) For any such calendar year, the term "Break Point" shall mean 150% of the Covered Compensation (as defined in Code Section 401(l)(5)(E) and Treasury Regulation Section 1.401(l)-1(c)(7)(ii)), rounded as provided in accordance with tables provided by the Commissioner of the Internal Revenue Service, of a Participant who reaches Social Security Retirement Age (as defined in Code Section 401(l)(5)(E)(iii)) in such calendar year.

                          (iii) It is intended that the benefit described in
                     this Section 5.1(c) shall be treated as the benefit of a Plan qualifying as an "Accumulation Plan" within the meaning of Treas. Reg. Section 1.401(l)-1(c)(1).

This amendment shall be effective January 1, 1989.

          3.   Section 5.2 is amended to read in its entirety as follows:

               5.2 POSTPONED RETIREMENT BENEFIT. If a Participant continues his/her employment beyond his/her Normal Retirement Age, he/she defers his/her benefits until his/her actual termination of employment. In the case of a Participant who defers his/her benefits until his/her actual termination of employment, such Participant shall continue to accrue benefits pursuant to Section 5.1.

This amendment shall be effective January 1, 1989.

          4.   Section 9.1 is amended to read in its entirety as follows:

               9.1 DISABILITY RETIREMENT BENEFIT. If, while employed by the Company prior to his/her Normal Retirement Age, a Participant is suffering from a Total and Permanent Disability, such Participant shall continue to accrue benefits in the manner set forth in Section
          5.1 during the continuation of such Total and Permanent Disability, but not beyond the date determined from the table below:

               AGE AT DISABILITY        MAXIMUM ACCRUAL PERIOD

               Less than age 60         To age 65 but not less than 60 months
               60                       60 months

               61                       48 months
               62                       42 months
               63                       36 months
               64                       30 months
               65                       24 months
               66                       21 months
               67                       18 months
               68                       15 months
               68 and over              12 months

          If such Participant becomes disabled prior to the end of a Plan Year, such Participant's benefit accrual formula for the Plan Year in which he/she becomes disabled shall be calculated using such Participant's Compensation for the previous Plan Year. The disabled Participant's Compensation shall not be adjusted to reflect any change in the benefit formula pursuant to Section 5.1 after such Participant becomes disabled. Such Participant shall also be entitled to receive his/her benefit upon attaining his/her Normal Retirement Age as if he/she retired on such date.

This amendment shall be effective January 1, 1989.

          IN WITNESS WHEREOF, this amendment is enacted on the date indicated below by authority of the Board of Directors of 20th Century Industries, Inc.

                                   20TH CENTURY INDUSTRIES, INC.

Date:     1-15-96                  By: /s/ RICHARD A. ANDRE
     -------------------------        -------------------------------------


                                        3